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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): JANUARY 26, 2004



                                CYBERONICS, INC.
             (Exact name of registrant as specified in its charter)



      DELAWARE                      0-19806                    76-0236465
   (State or other                (Commission                 (IRS Employer
   jurisdiction of               file number)               Identification No.)
   incorporation)


                               CYBERONICS BUILDING
                            100 CYBERONICS BOULEVARD
                              HOUSTON, TEXAS 77058
               (Address of principal executive offices) (Zip code)


                                 (281) 228-7200
               Registrant's telephone number, including area code:

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits

              99.1       Press Release of Cyberonics, Inc. dated as of
                         January 26, 2004.

ITEM 9.    REGULATION FD DISCLOSURE

           On January 26, 2004, Cyberonics, Inc. ("Company") issued a press release announcing preliminary sales and net income results for the third quarter of fiscal 2004. The Company also conducted a conference call during which it discussed the press release and a slide presentation, which is available on the Company's website at http://www.cyberonics.com. A copy of the press release is attached as an exhibit.

           In accordance with General Instruction B.2. of Form 8-K, the Press Release attached hereto as Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     CYBERONICS, INC.


                                     /s/ Pamela B. Westbrook
                                     --------------------------------------
                                     Pamela B. Westbrook
                                     Vice President, Finance and Administration
                                     and Chief Financial Officer

Date:  January 26, 2004

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                                  EXHIBIT LIST


99.1     -      Press Release of Cyberonics, Inc. dated as of January 26, 2004.